UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant: Vanguard Montgomery Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – June 30, 2013

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2013

Vanguard Market Neutral Fund

> For the six months ended June 30, 2013, Vanguard Market Neutral Fund returned almost 5%, outpacing the return of the 3-month U.S. Treasury bill and the average return of peer funds.

> Among the ten sectors, industrials turned in the fund’s best contribution to return, consumer discretionary the weakest.

> The fund fared well with its “long” investments in airlines and its “short”
investments in gold mining companies.

Contents
Your Fund’s Total Returns.......................................................	1
Chairman’s Letter...................................................................	2
Advisor’s Report.....................................................................	6
Fund Profile...........................................................................	8
Performance Summary...........................................................	10
Financial Statements..............................................................	11
About Your Fund’s Expenses..................................................	26
Trustees Approve Advisory Arrangement...................................	28
Glossary................................................................................	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2013
Total
Returns
Vanguard Market Neutral Fund
Investor Shares	4.66%
Institutional Shares	4.69
Citigroup Three-Month U.S. Treasury Bill Index	0.04
Equity Market Neutral Funds Average	0.45
Equity Market Neutral Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2012, Through June 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$10.16	$10.63	$0.003	$0.000
Institutional Shares	10.10	10.57	0.004	0.000

Dear Shareholder,

Vanguard Market Neutral Fund delivered a solid performance in the first half of 2013, notably outpacing both its benchmark and the average return of peer funds. The sophisticated computer models that the fund’s advisor uses in making stock selections worked especially well in the materials and industrial sectors.

Investor Shares of the Market Neutral Fund returned 4.66% for the six months ended June 30, 2013; Institutional Shares returned 4.69%. The fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index, returned 0.04%, and its peer funds, on average, returned 0.45%.

In November, your fund will mark its 15th anniversary. Vanguard Equity Investment Group has been the fund’s sole advisor since August 2010. I am confident that our Equity Investment Group has the expertise and experience to continue to meet the fund’s objective, which is to “neutralize,” or limit, the effect of broad stock market movement on the fund’s results while still allowing investors to benefit from the advisor’s stock-selection skill.

Global stocks notched gains
despite some recent turbulence

After staging a stellar performance for most of the first half of 2013, global stocks declined in June. Investors worldwide were spooked by signs of trouble in China’s economy and by a statement from Federal Reserve

Chairman Ben Bernanke that the central bank could begin to reduce its stimulative bond-buying program later this year. Still, U.S. stocks returned about 14% for the six-month period, despite a drop of more than 1% in June.

Markets were clearly unsettled by the prospect of the Fed’s scaling back its stimulus measures, known as quantitative easing. However, Vanguard’s chief economist, Joe Davis, pointed to a positive message in the Fed’s evolving stance. “The Federal Reserve is coming closer to the realization that the U.S. economy is stronger today than it was a year ago and so does not need the insurance, so to speak, of additional quantitative easing,” he said.

Developed markets in the Pacific region generally fared better than their European and emerging-market counterparts. Notably, Japanese stocks recovered in June from a sharp decline in May.

Bond prices fell sharply in the period’s final months

Bond returns, which sputtered along through most of the period, turned negative in May and retreated further in June. The broad U.S. taxable bond market returned –2.44% for the six months as concerns about the Fed’s plans roiled fixed income investors even more than equity investors. Municipal bonds fared worse than taxable issues, returning –2.69% for the period.

Market Barometer

			Total Returns
		Periods Ended June 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.91%	21.24%	7.12%
Russell 2000 Index (Small-caps)	15.86	24.21	8.77
Russell 3000 Index (Broad U.S. market)	14.06	21.46	7.25
MSCI All Country World Index ex USA (International)	-0.04	13.63	-0.80

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.44%	-0.69%	5.19%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.69	0.24	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.08	0.23

CPI
Consumer Price Index	1.70%	1.75%	1.31%

The yield of the 10-year Treasury note finished the six months at 2.47%, jumping from 2.11% at the end of May and 1.67% at the end of April. (Bond yields and prices move in opposite directions.) The Fed kept its target for short-term rates between 0% and 0.25%. Returns from money market funds and savings accounts have been minuscule since the Fed imposed the historically low rates in December 2008 to combat the financial crisis.

Fund’s unique approach worked well in the period

Vanguard Market Neutral Fund is unique among our mutual funds in that it pursues both “long” and “short” investments.

Short selling is a technique that attempts to profit from a decline in a stock’s price; it’s the opposite of the more familiar long approach, in which investors buy stocks whose value they believe will rise. Investors don’t own the stock they’re shorting. Instead, they borrow shares of the stock and sell them, in hopes of returning them later at a lower price. Short selling does involve additional costs and risks: There are fees for borrowing the shares, and, if the shares rise, investors lose money on the short sale.

But combining short investments with offsetting long investments can enhance the diversification of a portfolio by providing returns that aren’t closely correlated with the moves of the broad stock market. That, of course, is the goal of the Market Neutral Fund, whose overall performance reflects the net results of its short and long positions. The fund’s advisor buys stocks it considers to be undervalued and sells short stocks it considers to be overvalued, in amounts that it believes will achieve market neutrality.

On the whole, the advisor’s long and short investments fared well in the half year. Long positions in the stocks of airlines and aerospace and defense contractors turned in robust results. The fund also benefited from short positions in gold mining companies, whose shares tumbled along with the price of gold.

The consumer discretionary sector was a weak spot. The fund’s short positions in hotels, restaurants, and retailers yielded disappointing results amid strong consumer spending.

In evaluating the fund, investors should keep in mind its distinctive characteristics. The fund may be appropriate for a small portion of a large, already well-diversified portfolio.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

In pursuing investment goals, long-term asset mix is key

As I mentioned earlier, financial markets were rattled in June by the prospect that the Fed would begin scaling back its massive bond-buying program. Bond yields jumped (and so prices fell), and the stock market experienced some turmoil.

Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change.

In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found. A recent Vanguard research paper notes that although many investors alter their portfolios based on emotional reactions to market movements, investment success actually is “largely determined by the long-term mixture of assets in a portfolio.” (You can find the full report, Vanguard’s Framework for Constructing Diversified Portfolios, at vanguard.com/research.)

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 23, 2013

Advisor’s Report

For the first six months of the fiscal year, Market Neutral Fund returned 4.66% for Investor Shares, outperforming its benchmark, the Citigroup Three-Month U.S. Treasury Bill Index, by more than 4 percentage points.

Returns for U.S. equities were quite different, in terms of magnitude, for the first and second quarters of the year. The broad U.S. equity market was up 11.1% in the first quarter. During this period, we saw corporate earnings surpass their October 2007 peak, marking an 8% increase from that peak and a 125% increase from the market bottom in March 2009.

Moving into the second quarter, equities continued this strong performance until mid-May, when the U.S. market began to cool off; they finished the quarter up 2.69%. This slowdown came on the heels of the Federal Reserve’s signaling a possible end to its quantitative easing policy, as well as weakened U.S. consumer spending, disappointing readings for key economic indicators in China, and continued woes with most European economies.

The fund seeks to build a portfolio of equity securities that is neutral to market conditions and produces performance results that exceed the returns of three-month U.S. Treasury bills. However, as we have pointed out in prior letters, that portfolio is fundamentally different from an investment in the three-month U.S. Treasury market. Treasury bills are deemed safe, fixed return securities backed by the full faith and credit of the U.S. government, while this fund represents an investment in equity market securities, which can be substantially more volatile than Treasury bills.

Market fluctuations reinforce our conviction that attempting to time investments is not profitable. Our stock selection methodology continues to emphasize five key indicators: valuation, growth, management decisions, market sentiment, and quality. We use these indicators to select stocks that we believe to be undervalued (for our long positions) and to identify stocks that we believe to be overvalued (for our short positions), with the goal of minimizing exposure to risks that our research indicates do not improve returns. Thus, our risk-control process neutralizes our exposure to market-capitalization, volatility, and industry risk. In our view, such risk exposures are not justified by the rewards available.

In our attempt to produce a portfolio that is neutral with respect to overall stock market risk, we monitor beta, which is a measure of a stock’s volatility relative to the volatility of the broad stock market. While a traditional, long-only equity portfolio that does not seek to achieve market neutrality would typically be expected to produce a beta centered, on average, around 1.0, our process seeks to balance long and short positions in amounts that will result in a beta of 0.0 (market neutrality). The fund has been successful in achieving this goal: As of the end of this reporting period, the three-year beta for the fund relative to a broad equity benchmark (the Dow Jones U.S. Total Stock Market Float-Adjusted Index) was 0.03.

For the six-month period, the fund benefited from the diversification of the signals in our stock selection model. Our growth and valuation signals were the largest contributors; the momentum signal also contributed, while the management decisions and quality signals were slight detractors. The breadth of the model can be seen in its success across investment sectors: The fund produced positive selection results in eight of the ten sectors in its investment universe.

The greatest value added came from our selections within industrials and materials, where our long positions outpaced our short ones by 2.2% and 1.6%, respectively. In industrials, long positions in Delta Air Lines and Hertz Global and short holdings in Joy Global and GrafTech International were the top contributors. In materials, a long position in Westlake Chemical and short holdings in Allied Nevada Gold and Royal Gold contributed the most.

We underperformed in consumer discretionary and financials, where our short positions outpaced our long ones by 0.6% and 0.3%, respectively. In consumer discretionary, short positions in TripAdvisor and Shutterfly detracted from returns, while in financials, results were hurt by short positions in Genworth Financial and CME Group.

We thank you for your investment and look forward to the second half of the fiscal year.

James D. Troyer, CFA,
Principal, Portfolio Manager

James P. Stetler, Principal,
Portfolio Manager

Michael R. Roach, CFA,
Portfolio Manager

Vanguard Equity Investment Group

July 26, 2013

Market Neutral Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.90%	1.80%
Management Expenses	0.18%	0.09%
Dividend Expenses on
Securities Sold Short[2]	1.52%	1.52%
Borrowing Expenses on
Securities Sold Short[2]	0.11%	0.11%
Other Expenses	0.09%	0.08%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	263	265
Median Market Cap	$3.7B	$4.7B
Price/Earnings Ratio	16.3x	27.8x
Price/Book Ratio	2.3x	2.3x
Return on Equity	11.7%	13.7%
Earnings Growth
Rate	15.2%	8.9%
Foreign Holdings	0.0%	0.6%

Fund Characteristics
Turnover Rate (Annualized)	68%
Short-Term Reserves	0.0%

Volatility Measures
	Citigroup
	Three-Month	DJ U.S.
	U.S. Treasury	Total Market
	Bill Index	FA Index
R-Squared	0.00	0.02
Beta	-11.80	0.03

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	15.1%	15.3%
Consumer Staples	6.3	6.2
Energy	6.2	6.4
Financials	16.0	15.9
Health Care	9.1	9.0
Industrials	16.7	16.7
Information Technology	20.4	20.1
Materials	5.5	5.4
Telecommunication Services	0.9	0.9
Utilities	3.8	4.1

1 The total expense ratios shown are from the prospectus dated July 18, 2013, and represent estimated costs for the current fiscal year. For the six-months ended June 30, 2013, the annualized total expense ratios were 1.55% for Investor Shares and 1.45% for Institutional Shares.

2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Pilgrim's Pride Corp.	Packaged Foods &
	Meats	0.6%
RR Donnelley & Sons
Co.	Commercial Printing	0.6
PrivateBancorp Inc.	Regional Banks	0.6
CNO Financial Group	Life & Health
Inc.	Insurance	0.6
Vantiv Inc.	Data Processing &
	Outsourced Services	0.6
KeyCorp	Regional Banks	0.6
Delta Air Lines Inc.	Airlines	0.6
Black Hills Corp.	Multi-Utilities	0.5
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.5
Ciena Corp.	Communications
	Equipment	0.5
Top Ten		5.7%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
Hartford Financial
Services Group Inc.	Multi-Line Insurance	0.6%
CoStar Group Inc.	Internet Software &
	Services	0.6
Monster Beverage Corp.	Soft Drinks	0.5
Blackbaud Inc.	Application
	Software	0.5
Charles Schwab Corp.	Investment Banking
	& Brokerage	0.5
CME Group Inc.	Specialized Finance	0.5
First Niagara Financial
Group Inc.	Regional Banks	0.5
Jazz Pharmaceuticals plc	Pharmaceuticals	0.5
Precision Castparts Corp.	Aerospace &
	Defense	0.5
Dealertrack Technologies	Internet Software &
Inc.	Services	0.5
Top Ten		5.2%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2002, Through June 30, 2013

Average Annual Total Returns: Periods Ended June 30, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/11/1998	4.20%	-2.01%	1.64%
Institutional Shares	10/19/1998	4.25	-1.92	1.81

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks—Long Positions (97.7%)
Consumer Discretionary (14.8%)
	Hanesbrands Inc.	23,100	1,188
†	Cracker Barrel Old Country
	Store Inc.	12,500	1,183
†	Macy’s Inc.	24,600	1,181
* †	O’Reilly Automotive Inc.	10,200	1,149
	Thor Industries Inc.	22,455	1,104
†	Brinker International Inc.	28,000	1,104
†	Brunswick Corp.	33,300	1,064
*	Starz	46,600	1,030
†	Buckle Inc.	19,300	1,004
*	ANN Inc.	29,500	979
* †	PulteGroup Inc.	50,850	965
* †	Marriott Vacations
	Worldwide Corp.	22,200	960
†	Leggett & Platt Inc.	30,600	951
†	Foot Locker Inc.	26,400	927
†	Gannett Co. Inc.	37,600	920
*	Express Inc.	43,700	916
†	Expedia Inc.	15,200	914
†	Marriott International Inc.
	Class A	22,500	908
†	Dillard’s Inc. Class A	10,970	899
†	Gap Inc.	21,400	893
†	American Eagle
	Outfitters Inc.	46,500	849
*	Grand Canyon
	Education Inc.	25,800	832
	Chico’s FAS Inc.	47,700	814
†	Domino’s Pizza Inc.	13,950	811
†	Dana Holding Corp.	41,880	807
	TJX Cos. Inc.	16,100	806
*	Goodyear Tire &
	Rubber Co.	51,300	784
†	PetSmart Inc.	10,900	730
	Home Depot Inc.	9,000	697
* †	Coinstar Inc.	11,350	666
	Wynn Resorts Ltd.	5,100	653

			Market
			Value
		Shares	($000)
* †	Papa John’s International Inc.	9,800	641
	GameStop Corp. Class A	14,500	609
*	Visteon Corp.	9,600	606
†	Comcast Corp. Class A	13,600	570
	Regal Entertainment Group
	Class A	31,300	560
	Valassis Communications Inc.	15,200	374
*	Lamar Advertising Co.
	Class A	3,800	165
* †	CST Brands Inc.	2,522	78
			32,291
Consumer Staples (6.1%)
* †	Pilgrim’s Pride Corp.	91,700	1,370
*	Green Mountain Coffee
	Roasters Inc.	15,200	1,141
†	Kroger Co.	33,000	1,140
* †	Rite Aid Corp.	398,200	1,139
†	Universal Corp.	18,800	1,088
†	Reynolds American Inc.	22,400	1,083
†	Ingredion Inc.	16,250	1,066
†	Nu Skin Enterprises Inc.
	Class A	17,200	1,051
	JM Smucker Co.	8,100	836
* †	Harbinger Group Inc.	95,800	722
	Kraft Foods Group Inc.	12,600	704
†	General Mills Inc.	13,500	655
*	Dean Foods Co.	53,800	539
	Kimberly-Clark Corp.	3,400	330
*	WhiteWave Foods Co.
	Class B	19,572	298
	Safeway Inc.	9,700	230
			13,392
Energy (6.0%)
†	Tesoro Corp.	18,900	989
†	Marathon Petroleum Corp.	12,440	884
†	Helmerich & Payne Inc.	14,000	874
	EXCO Resources Inc.	108,800	831
†	Chevron Corp.	6,850	811
†	Western Refining Inc.	28,780	808

Market Neutral Fund

			Market
			Value
		Shares	($000)
†	HollyFrontier Corp.	18,550	794
	Delek US Holdings Inc.	27,500	791
†	Valero Energy Corp.	22,700	789
†	Phillips 66	13,000	766
*	Hercules Offshore Inc.	101,500	715
†	Alon USA Energy Inc.	48,900	707
	Bristow Group Inc.	10,000	653
†	Ship Finance
	International Ltd.	41,100	610
	RPC Inc.	43,500	601
*	Geospace Technologies Corp.	8,100	560
*	Exterran Holdings Inc.	17,000	478
†	ConocoPhillips	6,400	387
†	Exxon Mobil Corp.	1,400	126
			13,174
Financials (15.7%)
†	PrivateBancorp Inc.	57,900	1,228
†	CNO Financial Group Inc.	94,300	1,222
†	KeyCorp	109,700	1,211
†	Regions Financial Corp.	121,500	1,158
†	JPMorgan Chase & Co.	21,600	1,140
*	Popular Inc.	37,500	1,137
†	Discover Financial Services	23,600	1,124
	Federated Investors Inc.
	Class B	41,000	1,124
*	Portfolio Recovery
	Associates Inc.	7,300	1,122
†	HCC Insurance Holdings Inc.	25,500	1,099
†	Fifth Third Bancorp	60,900	1,099
†	Everest Re Group Ltd.	8,500	1,090
†	Allstate Corp.	22,500	1,083
	Primerica Inc.	28,800	1,078
†	First American Financial Corp.	47,550	1,048
†	Montpelier Re Holdings Ltd.	41,300	1,033
†	Goldman Sachs Group Inc.	6,800	1,029
†	SunTrust Banks Inc.	32,200	1,017
	Unum Group	34,400	1,010
†	Torchmark Corp.	15,350	1,000
	PartnerRe Ltd.	11,000	996
	Platinum Underwriters
	Holdings Ltd.	16,900	967
* †	American Capital Ltd.	75,600	958
†	Umpqua Holdings Corp.	56,200	844
†	Protective Life Corp.	21,950	843
	Ameriprise Financial Inc.	10,200	825
	CapitalSource Inc.	80,600	756
†	Wells Fargo & Co.	18,000	743
	Franklin Resources Inc.	5,200	707
* †	American International
	Group Inc.	15,800	706
* †	Credit Acceptance Corp.	6,684	702
*	Nationstar Mortgage
	Holdings Inc.	18,700	700
	Huntington Bancshares Inc.	75,400	594
	XL Group plc Class A	18,100	549

			Market
			Value
		Shares	($000)
	Webster Financial Corp.	16,900	434
†	State Street Corp.	5,200	339
	FBL Financial Group Inc.
	Class A	5,700	248
*	World Acceptance Corp.	2,500	218
	Cathay General Bancorp	5,800	118
			34,299
Health Care (8.9%)
†	Omnicare Inc.	24,800	1,183
	West Pharmaceutical
	Services Inc.	16,200	1,138
* †	PAREXEL International Corp.	24,200	1,112
*	Biogen Idec Inc.	5,050	1,087
*	Isis Pharmaceuticals Inc.	40,200	1,080
* †	Mylan Inc.	34,700	1,077
* †	Charles River Laboratories
	International Inc.	24,600	1,009
	ResMed Inc.	22,200	1,002
* †	Magellan Health
	Services Inc.	17,700	993
	HCA Holdings Inc.	25,255	911
†	Eli Lilly & Co.	18,000	884
†	AbbVie Inc.	20,000	827
* †	Alkermes plc	27,900	800
†	Select Medical
	Holdings Corp.	95,000	779
	Becton Dickinson and Co.	7,700	761
* †	Nektar Therapeutics	60,700	701
†	Chemed Corp.	9,600	695
*	Myriad Genetics Inc.	22,000	591
* †	CareFusion Corp.	15,800	582
*	Celldex Therapeutics Inc.	36,800	574
* †	Bruker Corp.	34,900	564
* †	Auxilium Pharmaceuticals Inc.	16,800	279
*	Thoratec Corp.	8,800	276
*	Brookdale Senior Living Inc.
	Class A	10,400	275
*	Sirona Dental Systems Inc.	3,100	204
			19,384
Industrials (16.3%)
	RR Donnelley & Sons Co.	89,900	1,260
* †	Delta Air Lines Inc.	64,400	1,205
†	Northrop Grumman Corp.	14,230	1,178
†	Huntington Ingalls
	Industries Inc.	20,583	1,163
†	EnerSys Inc.	23,600	1,157
* †	Hertz Global Holdings Inc.	46,100	1,143
†	Ingersoll-Rand plc	20,000	1,110
	Fortune Brands Home &
	Security Inc.	28,200	1,093
* †	US Airways Group Inc.	65,500	1,076
†	Trinity Industries Inc.	27,920	1,073
	Lincoln Electric Holdings Inc.	18,600	1,065
	Raytheon Co.	15,900	1,051

Market Neutral Fund

			Market
			Value
		Shares	($000)
†	Cintas Corp.	23,000	1,047
†	AMERCO	6,300	1,020
	Steelcase Inc. Class A	69,800	1,018
	Dun & Bradstreet Corp.	10,200	994
†	General Electric Co.	42,600	988
†	Mueller Industries Inc.	19,400	978
†	Manitowoc Co. Inc.	53,900	965
	Boeing Co.	9,300	953
	Masco Corp.	48,200	939
* †	Alaska Air Group Inc.	18,010	937
†	Textron Inc.	35,800	933
	Exelis Inc.	66,200	913
* †	Terex Corp.	32,300	849
*	Oshkosh Corp.	21,900	832
* †	USG Corp.	34,200	788
	Lockheed Martin Corp.	6,600	716
	UniFirst Corp.	7,800	712
*	Nortek Inc.	9,800	631
	Towers Watson & Co. Class A	7,600	623
†	Union Pacific Corp.	3,850	594
†	Mine Safety Appliances Co.	12,150	566
†	Robert Half International Inc.	15,870	527
*	Swift Transportation Co.	31,700	524
	Copa Holdings SA Class A	3,600	472
	CNH Global NV	9,800	408
†	ITT Corp.	13,700	403
	Manpowergroup Inc.	6,100	334
	Allegiant Travel Co. Class A	3,100	329
	Avery Dennison Corp.	7,400	316
	Lennox International Inc.	4,200	271
* †	Old Dominion Freight Line Inc.	6,025	251
	Deluxe Corp.	7,000	243
			35,648
Information Technology (19.9%)
*	Vantiv Inc. Class A	43,900	1,212
* †	Alliance Data Systems Corp.	6,600	1,195
* †	Ciena Corp.	61,500	1,194
* †	SYNNEX Corp.	28,006	1,184
* †	Electronics for Imaging Inc.	41,600	1,177
†	Western Digital Corp.	18,850	1,170
*	SunPower Corp. Class A	56,400	1,167
* †	Anixter International Inc.	15,200	1,152
* †	Gartner Inc.	20,200	1,151
†	Heartland Payment
	Systems Inc.	30,700	1,144
	CA Inc.	39,000	1,117
*	Benchmark Electronics Inc.	55,500	1,116
†	Booz Allen Hamilton
	Holding Corp.	63,900	1,111
	Symantec Corp.	49,100	1,103
†	Fidelity National Information
	Services Inc.	24,700	1,058
* †	CommVault Systems Inc.	13,900	1,055
†	Jack Henry & Associates Inc.	22,300	1,051
†	MAXIMUS Inc.	13,900	1,035

			Market
			Value
		Shares	($000)
* †	Cadence Design Systems Inc.	70,300	1,018
* †	CACI International Inc.
	Class A	16,000	1,016
†	NVIDIA Corp.	72,400	1,016
†	Motorola Solutions Inc.	17,300	999
* †	Brocade Communications
	Systems Inc.	171,900	990
†	AOL Inc.	26,400	963
*	RF Micro Devices Inc.	180,000	963
* †	Tech Data Corp.	20,400	961
* †	Freescale Semiconductor Ltd.	69,110	936
* †	LSI Corp.	129,900	927
* †	CoreLogic Inc.	40,000	927
* †	EchoStar Corp. Class A	22,900	896
* †	Advanced Micro Devices Inc.	217,530	888
	Maxim Integrated
	Products Inc.	31,700	881
†	Computer Sciences Corp.	18,300	801
*	Manhattan Associates Inc.	10,300	795
* †	Avnet Inc.	23,000	773
	Genpact Ltd.	39,150	753
*	Itron Inc.	17,700	751
†	Accenture plc Class A	10,200	734
*	Unisys Corp.	30,700	678
* †	PTC Inc.	25,500	626
	Lexmark International Inc.
	Class A	18,300	559
*	AVG Technologies NV	26,400	513
†	Molex Inc.	15,100	443
*	Aspen Technology Inc.	15,300	440
*	Acxiom Corp.	17,200	390
* †	ARRIS Group Inc.	25,900	372
*	NCR Corp.	10,800	356
	Broadridge Financial
	Solutions Inc.	13,000	346
*	Zebra Technologies Corp.	6,200	269
	DST Systems Inc.	3,700	242
			43,614
Materials (5.4%)
†	Westlake Chemical Corp.	11,380	1,097
†	LyondellBasell Industries NV
	Class A	16,400	1,087
†	Worthington Industries Inc.	34,100	1,081
†	Valspar Corp.	14,800	957
†	NewMarket Corp.	3,600	945
†	PPG Industries Inc.	5,951	871
*	Louisiana-Pacific Corp.	57,900	856
†	CF Industries Holdings Inc.	4,300	737
*	Resolute Forest
	Products Inc.	50,600	666
*	Graphic Packaging
	Holding Co.	81,200	629
	Rock Tenn Co. Class A	4,600	459
	Schweitzer-Mauduit
	International Inc.	9,200	459

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Sherwin-Williams Co.	2,300	406
*	SunCoke Energy Inc.	23,250	326
	Eagle Materials Inc.	4,700	311
* †	Chemtura Corp.	12,510	254
†	Kaiser Aluminum Corp.	3,700	229
	Monsanto Co.	2,100	208
	Minerals Technologies Inc.	3,400	141
			11,719
Telecommunication Services (0.9%)
	CenturyLink Inc.	30,800	1,089
†	AT&T Inc.	26,000	920
			2,009
Utilities (3.7%)
	Black Hills Corp.	24,600	1,199
†	Pinnacle West Capital Corp.	18,800	1,043
†	DTE Energy Co.	15,200	1,019
	Portland General Electric Co.	33,200	1,016
	CMS Energy Corp.	36,500	992
†	American Water
	Works Co. Inc.	23,100	952
	UGI Corp.	21,500	841
†	PNM Resources Inc.	26,935	598
	PG&E Corp.	5,600	256
	UNS Energy Corp.	4,700	210
			8,126
Total Common Stocks—Long Positions
(Cost $173,607)			213,656
Common Stocks Sold Short (-97.6%)
Consumer Discretionary (-15.0%)
	Interpublic Group of Cos. Inc.	(78,600)	(1,144)
*	CarMax Inc.	(24,771)	(1,143)
*	Amazon.com Inc.	(4,100)	(1,138)
*	Chipotle Mexican Grill Inc.
	Class A	(3,100)	(1,129)
*	Buffalo Wild Wings Inc.	(11,500)	(1,129)
*	LKQ Corp.	(43,800)	(1,128)
	Johnson Controls Inc.	(31,400)	(1,124)
	Sirius XM Radio Inc.	(335,200)	(1,123)
	Monro Muffler Brake Inc.	(23,300)	(1,120)
	Tiffany & Co.	(15,323)	(1,116)
*	Under Armour Inc. Class A	(18,400)	(1,099)
	Family Dollar Stores Inc.	(17,600)	(1,097)
	Harman International
	Industries Inc.	(19,900)	(1,079)
	Sotheby’s	(28,200)	(1,069)
*	TripAdvisor Inc.	(17,500)	(1,065)
*	Toll Brothers Inc.	(32,300)	(1,054)
	John Wiley & Sons Inc.
	Class A	(25,500)	(1,022)

			Market
			Value
		Shares	($000)
*	American Axle &
	Manufacturing
	Holdings Inc.	(54,700)	(1,019)
*	Hyatt Hotels Corp. Class A	(25,100)	(1,013)
*	Ascena Retail Group Inc.	(56,600)	(988)
*	Sally Beauty Holdings Inc.	(30,700)	(955)
*	Penn National Gaming Inc.	(18,000)	(951)
	Darden Restaurants Inc.	(18,700)	(944)
*	Aeropostale Inc.	(66,100)	(912)
	Guess? Inc.	(26,500)	(822)
*	BJ’s Restaurants Inc.	(21,500)	(798)
	Bob Evans Farms Inc.	(15,900)	(747)
	Coach Inc.	(12,900)	(736)
	Williams-Sonoma Inc.	(9,800)	(548)
*	Liberty Ventures Class A	(6,100)	(519)
*	Discovery Communications
	Inc. Class A	(6,100)	(471)
	DeVry Inc.	(15,000)	(465)
*	Netflix Inc.	(2,200)	(464)
	Wolverine World Wide Inc.	(7,600)	(415)
*	Tempur Sealy International Inc.	(8,600)	(378)
	Loral Space &
	Communications Inc.	(5,500)	(330)
	H&R Block Inc.	(9,200)	(255)
	Gentex Corp.	(8,800)	(203)
			(32,712)
Consumer Staples (-6.0%)
*	Monster Beverage Corp.	(19,600)	(1,191)
	Kellogg Co.	(17,500)	(1,124)
	Flowers Foods Inc.	(50,355)	(1,110)
	Coca-Cola Co.	(26,800)	(1,075)
	Sysco Corp.	(30,750)	(1,050)
	Bunge Ltd.	(14,100)	(998)
	Church & Dwight Co. Inc.	(13,600)	(839)
	Whole Foods Market Inc.	(15,800)	(813)
*	Fresh Market Inc.	(16,000)	(796)
	Mead Johnson Nutrition Co.	(9,360)	(742)
	Walgreen Co.	(12,700)	(561)
	Estee Lauder Cos. Inc.
	Class A	(8,300)	(546)
*	Elizabeth Arden Inc.	(11,700)	(527)
	Beam Inc.	(7,500)	(473)
	Molson Coors Brewing Co.
	Class B	(8,100)	(388)
	Fresh Del Monte
	Produce Inc.	(9,100)	(254)
	B&G Foods Inc.	(7,200)	(245)
	Spectrum Brands
	Holdings Inc.	(4,200)	(239)
	Seaboard Corp.	(83)	(225)
			(13,196)

Market Neutral Fund

			Market
			Value
		Shares	($000)
Energy (-6.3%)
*	FMC Technologies Inc.	(20,300)	(1,130)
*	Laredo Petroleum
	Holdings Inc.	(51,000)	(1,049)
	Kinder Morgan Inc.	(26,800)	(1,022)
*	Gulfport Energy Corp.	(21,700)	(1,021)
*	Concho Resources Inc.	(12,200)	(1,021)
	Energen Corp.	(19,500)	(1,019)
	QEP Resources Inc.	(36,600)	(1,017)
	Occidental Petroleum Corp.	(11,000)	(982)
*	Cobalt International
	Energy Inc.	(34,400)	(914)
	Spectra Energy Corp.	(24,400)	(841)
*	Rowan Cos. plc Class A	(24,250)	(826)
	CONSOL Energy Inc.	(29,000)	(786)
	Peabody Energy Corp.	(47,000)	(688)
	Williams Cos. Inc.	(14,300)	(464)
	National Oilwell Varco Inc.	(6,700)	(462)
*	McDermott International Inc.	(52,200)	(427)
			(13,669)
Financials (-15.5%)
	Hartford Financial Services
	Group Inc.	(40,000)	(1,237)
	Charles Schwab Corp.	(55,900)	(1,187)
	CME Group Inc.	(15,500)	(1,178)
	First Niagara Financial
	Group Inc.	(116,800)	(1,176)
	Erie Indemnity Co. Class A	(14,500)	(1,155)
	Iberiabank Corp.	(21,400)	(1,147)
	Mercury General Corp.	(26,000)	(1,143)
	Arthur J Gallagher & Co.	(25,600)	(1,118)
	Community Bank
	System Inc.	(35,400)	(1,092)
	BB&T Corp.	(32,000)	(1,084)
	Bank of the Ozarks Inc.	(24,900)	(1,079)
*	Alleghany Corp.	(2,800)	(1,073)
	Progressive Corp.	(42,200)	(1,073)
	New York Community
	Bancorp Inc.	(75,900)	(1,063)
	TCF Financial Corp.	(73,250)	(1,039)
	TD Ameritrade Holding Corp.	(42,600)	(1,035)
	CNA Financial Corp.	(30,400)	(992)
	Leucadia National Corp.	(37,000)	(970)
	Marsh & McLennan
	Cos. Inc.	(24,200)	(966)
	Loews Corp.	(21,700)	(963)
	Lazard Ltd. Class A	(29,600)	(952)
	Cullen/Frost Bankers Inc.	(13,800)	(921)
*	Genworth Financial Inc.
	Class A	(77,800)	(888)
	Hancock Holding Co.	(29,200)	(878)
	Raymond James
	Financial Inc.	(20,100)	(864)
*	MGIC Investment Corp.	(129,000)	(783)
*	IntercontinentalExchange Inc.	(4,400)	(782)

			Market
			Value
		Shares	($000)
	RLI Corp.	(10,000)	(764)
*	E*TRADE Financial Corp.	(48,785)	(618)
	Selective Insurance
	Group Inc.	(25,100)	(578)
	Astoria Financial Corp.	(50,400)	(543)
	Kemper Corp.	(15,600)	(534)
	Ares Capital Corp.	(28,300)	(487)
	WR Berkley Corp.	(11,500)	(470)
	MetLife Inc.	(9,700)	(444)
	Trustmark Corp.	(13,100)	(322)
	Legg Mason Inc.	(9,200)	(285)
	Tower Group
	International Ltd.	(12,200)	(250)
	City National Corp.	(3,900)	(247)
*	Stifel Financial Corp.	(6,300)	(225)
*	TFS Financial Corp.	(19,200)	(215)
			(33,820)
Health Care (-8.8%)
*	Jazz Pharmaceuticals plc	(17,100)	(1,175)
*	Waters Corp.	(11,000)	(1,101)
*	Forest Laboratories Inc.	(26,800)	(1,099)
*	MEDNAX Inc.	(11,900)	(1,090)
*	Medivation Inc.	(21,900)	(1,077)
	CR Bard Inc.	(9,800)	(1,065)
*	Alexion
	Pharmaceuticals Inc.	(11,250)	(1,038)
*	Ariad Pharmaceuticals Inc.	(58,700)	(1,027)
*	QIAGEN NV	(50,600)	(1,007)
*	WellCare Health Plans Inc.	(18,000)	(1,000)
*	BioMarin
	Pharmaceutical Inc.	(16,800)	(937)
*	Volcano Corp.	(50,400)	(914)
*	Catamaran Corp.	(18,600)	(906)
	Johnson & Johnson	(10,500)	(902)
*	HMS Holdings Corp.	(36,000)	(839)
*	Theravance Inc.	(20,800)	(801)
*	Express Scripts Holding Co.	(8,600)	(531)
*	Laboratory Corp. of
	America Holdings	(5,100)	(510)
	UnitedHealth Group Inc.	(7,500)	(491)
*	Hologic Inc.	(24,400)	(471)
*	DexCom Inc.	(16,000)	(359)
	Quality Systems Inc.	(17,500)	(327)
*	athenahealth Inc.	(3,300)	(280)
*	Emeritus Corp.	(10,800)	(250)
			(19,197)
Industrials (-16.3%)
	Precision Castparts Corp.	(5,200)	(1,175)
	Graco Inc.	(18,300)	(1,157)
	UTi Worldwide Inc.	(69,700)	(1,148)
*	Stericycle Inc.	(10,300)	(1,137)
*	Kirby Corp.	(14,200)	(1,129)
	Expeditors International of
	Washington Inc.	(29,100)	(1,106)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	KBR Inc.	(34,000)	(1,105)
	Watsco Inc.	(13,035)	(1,094)
*	Genesee & Wyoming Inc.
	Class A	(12,800)	(1,086)
*	IHS Inc. Class A	(10,400)	(1,086)
	Babcock & Wilcox Co.	(36,100)	(1,084)
	Waste Management Inc.	(26,500)	(1,069)
	Kennametal Inc.	(26,900)	(1,045)
	SPX Corp.	(13,600)	(979)
	Woodward Inc.	(24,350)	(974)
	MSC Industrial Direct Co.
	Inc. Class A	(12,300)	(953)
	Donaldson Co. Inc.	(26,200)	(934)
*	Clean Harbors Inc.	(18,300)	(925)
*	II-VI Inc.	(56,700)	(922)
	Caterpillar Inc.	(10,800)	(891)
	CH Robinson Worldwide Inc.	(15,700)	(884)
	Cummins Inc.	(8,100)	(879)
	Raven Industries Inc.	(29,000)	(869)
	Simpson Manufacturing
	Co. Inc.	(28,900)	(850)
	Acacia Research Corp.	(37,600)	(840)
	Cubic Corp.	(16,400)	(789)
*	Atlas Air Worldwide
	Holdings Inc.	(17,700)	(775)
*	Advisory Board Co.	(13,800)	(754)
	URS Corp.	(15,700)	(741)
	FedEx Corp.	(7,500)	(739)
	Joy Global Inc.	(15,100)	(733)
	Waste Connections Inc.	(17,150)	(706)
	Deere & Co.	(8,600)	(699)
	ESCO Technologies Inc.	(18,800)	(609)
	Pentair Ltd.	(10,500)	(606)
	WW Grainger Inc.	(2,100)	(530)
	Knight Transportation Inc.	(30,440)	(512)
*	WESCO International Inc.	(4,000)	(272)
	Fastenal Co.	(5,700)	(261)
	Covanta Holding Corp.	(12,900)	(258)
*	On Assignment Inc.	(9,300)	(248)
	Xylem Inc.	(8,500)	(229)
	Nordson Corp.	(3,300)	(229)
*	Copart Inc.	(7,200)	(222)
*	Armstrong World
	Industries Inc.	(4,600)	(220)
	Titan International Inc.	(10,500)	(177)
			(35,630)
Information Technology (-19.6%)
*	CoStar Group Inc.	(9,500)	(1,226)
	Blackbaud Inc.	(36,500)	(1,189)
*	Dealertrack Technologies Inc.	(33,100)	(1,173)
*	Concur Technologies Inc.	(14,100)	(1,147)
	Cognex Corp.	(25,200)	(1,140)
*	FleetCor Technologies Inc.	(13,950)	(1,134)
*	QLIK Technologies Inc.	(39,900)	(1,128)

			Market
			Value
		Shares	($000)
*	ViaSat Inc.	(15,600)	(1,115)
	FLIR Systems Inc.	(40,900)	(1,103)
*	Lam Research Corp.	(24,600)	(1,091)
*	Informatica Corp.	(30,700)	(1,074)
*	Riverbed Technology Inc.	(68,700)	(1,069)
*	Citrix Systems Inc.	(17,400)	(1,050)
*	Bankrate Inc.	(73,060)	(1,049)
*	Diodes Inc.	(40,200)	(1,044)
*	Rovi Corp.	(45,450)	(1,038)
*	Fortinet Inc.	(59,200)	(1,036)
	Corning Inc.	(72,500)	(1,032)
	Solera Holdings Inc.	(17,800)	(991)
	Apple Inc.	(2,450)	(970)
	QUALCOMM Inc.	(15,300)	(935)
*	F5 Networks Inc.	(13,500)	(929)
*	Finisar Corp.	(54,700)	(927)
*	Palo Alto Networks Inc.	(21,500)	(906)
	Compuware Corp.	(87,500)	(906)
*	Hittite Microwave Corp.	(15,400)	(893)
*	Teradata Corp.	(17,400)	(874)
*	SS&C Technologies
	Holdings Inc.	(26,400)	(869)
*	Salesforce.com Inc.	(22,680)	(866)
*	Trimble Navigation Ltd.	(32,800)	(853)
*	VeriFone Systems Inc.	(49,600)	(834)
	AVX Corp.	(70,300)	(826)
*	Juniper Networks Inc.	(40,869)	(789)
*	ServiceNow Inc.	(19,100)	(771)
	Power Integrations Inc.	(18,900)	(767)
*	Nuance
	Communications Inc.	(41,100)	(755)
*	WebMD Health Corp.	(24,700)	(725)
*	Red Hat Inc.	(13,900)	(665)
*	Semtech Corp.	(18,600)	(652)
*	ScanSource Inc.	(19,100)	(611)
*	Polycom Inc.	(57,225)	(603)
*	Facebook Inc. Class A	(24,000)	(597)
	Altera Corp.	(17,000)	(561)
	Analog Devices Inc.	(11,100)	(500)
	Tessera Technologies Inc.	(23,600)	(491)
	Microchip Technology Inc.	(11,300)	(421)
*	Sourcefire Inc.	(6,400)	(356)
*	MICROS Systems Inc.	(6,400)	(276)
	Cypress
	Semiconductor Corp.	(25,500)	(274)
*	Rackspace Hosting Inc.	(6,300)	(239)
*	Workday Inc. Class A	(3,600)	(231)
	MKS Instruments Inc.	(6,300)	(167)
			(42,868)
Materials (-5.2%)
	Aptargroup Inc.	(18,700)	(1,032)
	Rockwood Holdings Inc.	(16,100)	(1,031)
	Cytec Industries Inc.	(13,800)	(1,011)
	Nucor Corp.	(22,400)	(970)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Allegheny Technologies Inc.	(33,800)	(889)
	Praxair Inc.	(7,600)	(875)
	Compass Minerals
	International Inc.	(10,300)	(871)
	Royal Gold Inc.	(19,000)	(800)
*	Stillwater Mining Co.	(72,300)	(777)
	Freeport-McMoRan Copper
	& Gold Inc.	(23,700)	(654)
*	Allied Nevada Gold Corp.	(93,700)	(607)
	Globe Specialty Metals Inc.	(53,800)	(585)
	Newmont Mining Corp.	(18,900)	(566)
	Wausau Paper Corp.	(27,411)	(312)
	MeadWestvaco Corp.	(8,100)	(276)
*	Tahoe Resources Inc.	(13,900)	(197)
			(11,453)
Telecommunication Services (-0.9%)
*	SBA Communications Corp.
	Class A	(13,510)	(1,001)
*	Level 3
	Communications Inc.	(26,500)	(559)
*	Crown Castle
	International Corp.	(5,200)	(376)
			(1,936)
Utilities (-4.0%)
	ITC Holdings Corp.	(12,300)	(1,123)
	MDU Resources Group Inc.	(41,500)	(1,075)
	South Jersey Industries Inc.	(18,400)	(1,056)
	Dominion Resources Inc.	(18,500)	(1,051)
	ONEOK Inc.	(24,600)	(1,016)
	New Jersey
	Resources Corp.	(23,200)	(963)
	Duke Energy Corp.	(14,100)	(952)
	Northeast Utilities	(21,500)	(903)
	NRG Energy Inc.	(18,100)	(483)
	Pepco Holdings Inc.	(11,200)	(226)
			(8,848)
Total Common Stocks Sold Short
(Proceeds $197,265)			(213,329)
† Other Assets and Liabilities—
Net (99.9%)			218,336
Net Assets (100%)			218,663

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	226,120
Overdistributed Net Investment Income	(116)
Accumulated Net Realized Losses	(31,326)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	40,049
Investment Securities Sold Short	(16,064)
Net Assets	218,663

Investor Shares—Net Assets
Applicable to 17,344,583 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	184,421
Net Asset Value Per Share—
Investor Shares	$10.63

Institutional Shares—Net Assets
Applicable to 3,239,307 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,242
Net Asset Value Per Share—
Institutional Shares	$10.57

•See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $122,532,000 and cash of $221,062,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Assets and Liabilities
As of June 30, 2013

Market
Value
($000)
Assets
Investments in Securities,
Long Positions, at Value	213,656
Cash Segregated for Short Positions	221,062
Other Assets	1,033
Total Assets	435,751
Liabilities
Securities Sold Short, at Value	213,329
Payables for Securities Purchased	3,354
Other Liabilities	405
Total Liabilities	217,088
Net Assets (100%)	218,663

  See Note A in Notes to Financial Statements.
  See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1]	1,560
Interest[2]	4
Total Income	1,564
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative—Investor Shares	107
Management and Administrative—Institutional Shares	4
Marketing and Distribution—Investor Shares	23
Marketing and Distribution—Institutional Shares	4
Custodian Fees	9
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	1,213
Borrowing Expense on Securities Sold Short	114
Total Expenses	1,565
Net Investment Income (Loss)	(1)
Realized Net Gain (Loss)
Investment Securities—Long Positions	13,701
Investment Securities Sold Short	(9,100)
Realized Net Gain (Loss)	4,601
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	17,167
Investment Securities Sold Short	(12,523)
Change in Unrealized Appreciation (Depreciation)	4,644
Net Increase (Decrease) in Net Assets Resulting from Operations	9,244
1 Dividends are net of foreign withholding taxes of $2,000.
2 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income (Loss)	(1)	893
Realized Net Gain (Loss)	4,601	(7,051)
Change in Unrealized Appreciation (Depreciation)	4,644	2,757
Net Increase (Decrease) in Net Assets Resulting from Operations	9,244	(3,401)
Distributions
Net Investment Income
Investor Shares	(49)	(666)
Institutional Shares	(12)	(263)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(61)	(929)
Capital Share Transactions
Investor Shares	25,594	(3,519)
Institutional Shares	1,659	16,089
Net Increase (Decrease) from Capital Share Transactions	27,253	12,570
Total Increase (Decrease)	36,436	8,240
Net Assets
Beginning of Period	182,227	173,987
End of Period[1]	218,663	182,227
1 Net Assets—End of Period includes overdistributed net investment income of ($116,000) and ($54,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares

	Six Months					April 1,	Year
	Ended					2008 to	Ended
For a Share Outstanding	June. 30,	Year Ended December 31,				Dec. 31,	Mar. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008[1]	2008[2]
Net Asset Value, Beginning of Period	$10.16	$10.36	$9.61	$9.71	$10.97	$12.45	$12.19
Investment Operations
Net Investment Income (Loss)	—	.045	(.024)	(.038)[3]	(.105)	.084	.311[3]
Net Realized and Unrealized Gain
(Loss) on Investments[4]	.473	(.200)	.774	(.062)	(1.143)	(.838)	.909
Total from Investment Operations	.473	(.155)	.750	(.100)	(1.248)	(.754)	1.220
Distributions
Dividends from Net Investment Income	(.003)	(.045)	—	—	(.012)	(.132)	(.607)
Distributions from Realized Capital Gains	—	—	—	—	—	(.594)	(.353)
Total Distributions	(.003)	(.045)	—	—	(.012)	(.726)	(.960)
Net Asset Value, End of Period	$10.63	$10.16	$10.36	$9.61	$9.71	$10.97	$12.45

Total Return[5]	4.66%	-1.50%	7.80%	-1.03%	-11.38%	-6.11%	10.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$184	$151	$158	$116	$53	$73	$45
Ratio of Expenses to Average Net Assets
Based on Total Expenses[6]	1.55%[7]	1.88%[7]	1.69%[7]	1.84%[7]	2.80%[7]	2.13%[8]	3.09%
Net of Expenses
Waived/Reimbursed[2,6]	1.55%[7]	1.88%[7]	1.69%[7]	1.84%[7]	2.80%[7]	2.13%[8]	2.79%
Net of Expenses Waved/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short[6]	0.25%	0.25%	0.25%	0.30%	0.39%	0.46%[8]	1.16%
Ratio of Net Investment Income
(Loss) to Average Net Assets	(0.01%)	0.44%	(0.22%)	(0.38%)	(0.97%)	1.15%[8]	2.69%
Portfolio Turnover Rate	68%	89%	91%	153%	142%	161%	214%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.

2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses. 3 Calculated based on average shares outstanding.

4 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.04, $.00, and $.00. Effective May 23, 2012, the redemption fee was eliminated.

5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

6 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010, (0.10%) for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply prior to 2008 and after fiscal 2010.

7 Includes 2013 dividend and borrowing expense on securities sold short of 1.19% and 0.11%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.

8  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares

	Six Months					April 1,	Year
	Ended					2008 to	Ended
For a Share Outstanding	June. 30,	Year Ended December 31,				Dec. 31,	Mar. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008[1]	2008[2]
Net Asset Value, Beginning of Period	$10.10	$10.33	$9.57	$9.66	$10.90	$12.39	$12.14
Investment Operations
Net Investment Income (Loss)	.005	.071	(.010)	(.015)[3]	(.093)	.085	.390[3]
Net Realized and Unrealized
Gain (Loss) on Investments[4]	.469	(.215)	.770	(.075)	(1.139)	(.846)	.864
Total from Investment Operations	.474	(.144)	.760	(.090)	(1.232)	(.761)	1.254
Distributions
Dividends from Net Investment Income	(.004)	(.086)	—	—	(.008)	(.138)	(.651)
Distributions from Realized Capital Gains —		—	—	—	—	(.591)	(.353)
Total Distributions	(.004)	(.086)	—	—	(.008)	(.729)	(1.004)
Net Asset Value, End of Period	$10.57	$10.10	$10.33	$9.57	$9.66	$10.90	$12.39

Total Return[5]	4.69%	-1.39%	7.94%	-0.93% -11.31%		-6.20%	10.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34	$31	$16	$3	$16	$17	$12
Ratio of Expenses to Average Net Assets
Based on Total Expenses[6]	1.45%[7]	1.78%[7]	1.59%[7]	1.74%[7]	2.73%[7]	2.08%[8]	2.97%
Net of Expenses
Waved/Reimbursed[2,6]	1.45%[7]	1.78%[7]	1.59%[7]	1.74%[7]	2.73%[7]	2.08%[8]	2.56%
Net of Expenses Waved/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short[6]	0.15%	0.15%	0.15%	0.20%	0.32%	0.41%[8]	0.93%
Ratio of Net Investment Income
(Loss) to Average Net Assets	0.09%	0.54%	(0.12%)	(0.28%)	(0.90%)	1.20%[8]	2.92%
Portfolio Turnover Rate	68%	89%	91%	153%	142%	161%	214%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective
December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.03, $.00, and $.00. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
6 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010, (0.10%) for fiscal 2009, and (0.02%) for fiscal
2008. Performance-based investment advisory fees did not apply prior to 2008 and after fiscal 2010.
7 Includes 2013 dividend and borrowing expense on securities sold short of 1.19% and 0.11%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.
8 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Market Neutral Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At June 30, 2013, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the fund had available capital losses totaling $35,902,000 to offset future net capital gains. Of this amount, $24,465,000 is subject to expiration dates; $19,593,000 may be used to offset future net capital gains through December 31, 2017, and $4,872,000 through December 31, 2018. Capital losses of $11,437,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ended December 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of long security positions for tax purposes was $173,607,000. Net unrealized appreciation of long security positions for tax purposes was $40,049,000, consisting of unrealized gains of $41,941,000 on securities that had risen in value since their purchase and $1,892,000 in unrealized losses on securities that had fallen in value since their purchase.

Market Neutral Fund

Tax-basis net unrealized depreciation on securities sold short was $16,064,000, consisting of unrealized gains of $8,456,000 on securities that had fallen in value since their sale and $24,520,000 in unrealized losses on securities that had risen in value since their sale.

E. During the six months ended June 30, 2013, the fund purchased $76,997,000 of investment securities and sold $67,598,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $101,442,000 and $83,271,000 respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	38,465	3,706	57,126	5,525
Issued in Lieu of Cash Distributions	49	5	664	66
Redeemed[1]	(12,920)	(1,236)	(61,309)	(5,998)
Net Increase (Decrease)—Investor Shares	25,594	2,475	(3,519)	(407)
Institutional Shares
Issued	1,778	170	16,536	1,608
Issued in Lieu of Cash Distributions	12	1	262	26
Redeemed[1]	(131)	(13)	(709)	(68)
Net Increase (Decrease)—Institutional Shares	1,659	158	16,089	1,566

1 Net of redemption fees for fiscal 2012 of $8,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At June 30, 2013, the Vanguard Managed Payout Distribution Focus Fund was the record or beneficial owner of 50% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2012	6/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,046.56	$7.87
Institutional Shares	1,000.00	1,046.94	7.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,017.11	$7.75
Institutional Shares	1,000.00	1,017.60	7.25

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.55% for Investor Shares and 1.45%

for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Market Neutral Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services since Vanguard began managing the fund in 2007 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive LLP (automotive components); Senior Advisor at New Mountain Capital; Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Member of the National Commission on the Humanities and Social Sciences; Trustee of Carnegie Corporation of New York and of the National Constitution Center; Chair of the U.S. Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services) and of Oxfam America; Director of SKF AB (industrial machinery) and the Lumina Foundation for Education; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Senior Vice President and Chief Financial Officer at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Director of TIFF Advisory Services, Inc. (investment advisor); Member of the Investment Advisory Committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (housewares/lignite) and of Hyster-Yale Materials Handling, Inc. (forklift trucks); Director of the National Association of Manufacturers; Chairman of the Board of University Hospitals of Cleveland; Advisory Chairman of the Board of The Cleveland Museum of Art.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of SPX Corporation (multi-industry manufacturing); Overseer of the Amos Tuck School of Business Administration at Dartmouth College; Advisor to the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	Chris D. McIsaac
Kathleen C. Gubanich	Michael S. Miller
Paul A. Heller	James M. Norris
Martha G. King	Glenn W. Reed
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2013

VANGUARD MONTGOMERY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 20, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.